Exhibit 99.1

COMSTOCK ANNOUNCES MINERAL EXPLORATION AND MINING LEASE REVENUES

VIRGINIA CITY, NEVADA, JULY 6, 2023 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”), an innovator of technologies that enable systemic decarbonization, today announced that its wholly-owned subsidiary Comstock Northern Exploration, LLC has entered into a Mineral Exploration and Mining Lease Agreement (the “Mineral Lease”) with Mackay Precious Metals Inc. (“Mackay”), to lease the northernmost patented mining claims, mineral exploration rights and town lots (the “Northern Targets”) controlled by Comstock.

The Northern Targets encompass both the Gold Hill and northern Occidental Lode claim groups in the historic, world-class, Comstock Mining District located in Storey County, Nevada.

“Mackay has shown a keen understanding and interest in the geologic exploration associated with some of the most prospective and historically rich precious metal claims on the Comstock,” said Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “The ongoing revenue resulting from this agreement enhances our strategy to leverage physics based artificial intelligence to enable more efficient and effective mineral and materials discovery.”

The Mineral Lease has a term of 20 years and would automatically continue once mine feasibility is established and for so long as Mackay is engaged in mining operations and in full compliance with the Mineral Lease. The fees associated with the Mineral Lease included a $1.25 million initiation fee that was fully paid at signing plus $1.5 million per annum for the first four years, and $1 million per annum thereafter, in all cases plus expense reimbursements of approximately $200,000 per year. Comstock also retains a 1.5% net smelter return royalty from all future precious metal production.

Martyn Buttenshaw, Mackay’s chief executive officer said, “Our geologic team is excited and ready to commence mineral exploration and partnering with Comstock, both in terms of their existing knowledge and beyond. We have already accumulated a remarkable amount of data and insights into the northern targets and are keen to get started.”

The Mineral Lease contains non-competition restrictions prohibiting Mackay from staking property within two miles of any of the property owned or leased by Comstock in the District (including both Lyon County and Storey County properties) and mutual rights of first refusal with respect to the sale of certain mining assets for both parties.

About Comstock

Comstock (NYSE: LODE) commercializes technologies that enable systemic decarbonization by efficiently converting under-utilized natural resources into renewable energy products, and by leveraging physics based artificial intelligence for more efficient and effective mineral and materials discovery.

To learn more, please visit www.comstock.inc.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.

Contact Information:
For press inquiries or questions, contact
Zach Spencer
Comstock Inc.
Tel (775) 847-7532
questions@comstockinc.com

For investor inquiries, contact
RB Milestone Group
Tel (203) 487-2759
ir@comstockinc.com